UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

HILL-ROM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

130 East Randolph Street Suite 1000 Chicago, IL (Address of principal executive offices)		60601 (Zip Code)
(312) 819-7200 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	HRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On January 15, 2021, Hill-Rom, Inc., a wholly owned subsidiary of Hill-Rom Holdings, Inc. (“Hillrom”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Hill-Rom, Inc., Barcelona Merger Sub, Inc. (“Merger Sub”), Bardy Diagnostics, Inc. (“Bardy”) and Fortis Advisors LLC (as Equityholders’ Representative), providing for the acquisition of Bardy by Hillrom.  Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Bardy with Bardy surviving the merger as a wholly owned subsidiary of Hillrom (the “Merger”).

Pursuant to the terms of the Merger Agreement and subject to the conditions set forth therein, at the effective time of the Merger, holders of outstanding shares of Bardy common and preferred stock and holders of Bardy warrants, stock options and other equity-related awards will be entitled to receive the aggregate merger consideration consisting of (i) $375.0 million in cash, subject to adjustment for closing date net working capital, cash and debt, and certain escrows and transaction expenses (collectively, the “Closing Purchase Price”), and (ii) additional cash payments based upon achievement of certain commercial milestones after the closing, as further described in the Merger Agreement (the “Earnout Payments” and, together with the Closing Purchase Price, the “Purchase Price”).  The Merger Agreement has been approved by the Board of Directors of Hillrom, the Board of Directors of Bardy and the requisite stockholders of Bardy.

The Merger Agreement contains customary representations and warranties, covenants and other agreements.   In addition, pursuant to the terms of the Merger Agreement, the Bardy equityholders will indemnify Hillrom for certain specified matters. The representations and warranties set forth in the Merger Agreement generally survive for one year following the closing of the Merger, with longer survival periods with respect to certain fundamental representations and warranties. $2.0 million of the Closing Purchase Price will be placed in escrow at closing to secure the Bardy equityholders’ indemnification obligations under the Merger Agreement. In addition, Hillrom may also offset the value of any indemnification claims against any unpaid Earnout Payments.

Consummation of the Merger is subject to customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.  Hillrom’s obligation to consummate the Merger is not subject to any condition related to the availability of financing and Hillrom intends to fund the Purchase Price through a combination of cash on hand and borrowings under Hillrom’s existing revolving credit facility. The Merger Agreement also contains customary termination provisions and is subject to termination by either Hillrom or Bardy if the Merger is not completed on or before April 15, 2021, unless otherwise extended pursuant to the terms of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about Hillrom or Bardy. In particular, the representations, warranties and covenants contained in the Merger Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) were solely for the benefit of the parties to the Merger Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing those matters as facts and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Hillrom. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Hillrom and its subsidiaries that Hillrom includes in reports, statements and other filings it makes with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On January 19, 2021, Hillrom issued a press release announcing its entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits

2.1	Agreement and Plan of Merger dated as of January 15, 2021 by and among Hill-Rom, Inc., Barcelona Merger Sub, Bardy Diagnostics, Inc. and Fortis Advisors LLC
99.1	Press Release of Hill-Rom Holdings, Inc., dated January 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosure Regarding Forward-Looking Statements

Certain statements in this report relating to Hillrom’s future plans, objectives, beliefs, expectations, representations and projections, including the Merger, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. It is important to note that forward-looking statements involve significant risks and uncertainties and are not guarantees of future performance, and Hillrom’s actual results could differ materially from those set forth in any forward-looking statements. For a more in-depth discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Hillrom’s previously filed most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Hillrom assumes no obligation to update or revise any forward-looking statements, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: January 19, 2021	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President Chief Legal Officer and Secretary